SECURITIES AND EXCHANGE COMMISSION
UNITED STATES
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)     June 14, 2017
REGENCY CENTERS CORPORATION
(Exact name of registrant as specified in its charter)
Florida	001-12298	59-3191743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Independent Drive, Suite 114 Jacksonville, Florida		32202
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number including area code:                  (904)-598-7000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company                                                                                                                                                           ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(A) of the Exchange Act.                                        ☐

Item 8.01                          Other Events.

On June 14, 2017, Regency Centers Corporation (the "Company") entered into an amendment (the "Amendment") to the forward sale agreement dated March 17, 2016 (the "Forward Sale Agreement") between the Company and an affiliate of J.P. Morgan Securities LLC primarily to extend the final maturity date of the Forward Sale Agreement from June 23, 2017 to December 27, 2017.  Upon any physical settlement of the Forward Sale Agreement, the Company will issue and deliver to the forward purchaser shares of the Company's common stock in exchange for cash proceeds per share, before any underwriting discount and offering expenses, of $75.25 per share, subject to certain adjustments as provided in the Forward Sale Agreement. The Company may, in certain circumstances, elect cash settlement for all or a portion of its obligations under the Forward Sale Agreement.  Following the Company's partial settlement in June 2016, approximately 1.25 million shares remain outstanding under the Forward Sale Agreement.
In the ordinary course of business, J.P. Morgan Securities LLC and its affiliates have engaged and may in the future engage in various financings, commercial banking and investment banking services with, and provide financial advisory services to, the Company and its affiliates for which they have received or may receive customary fees and reimbursement of expenses.
The above summary of the Amendment does not purport to be complete and is qualified in its entirety by the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated by reference herein.

Item 9.01                          Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 10.1	Amendment to Forward Sale Agreement dated as of March 17, 2016 between Regency Centers Corporation and JPMorgan Chase Bank, National Association, London Branch.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENCY CENTERS CORPORATION
(registrant)

June 14, 2017                                                                                    By:            /s/ J. Christian Leavitt
                                                                                                                                                  J. Christian Leavitt, Senior Vice President and Treasurer